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                                                                   EXHIBIT 10.32

    CONSENT TO THIRD AMENDMENT TO CREDIT AGREEMENT AND FORBEARANCE AGREEMENT

          Reference is made to (a) the Third Amendment to Credit Agreement and Forbearance Agreement dated as of March 25, 2002 (the "AMENDMENT"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to therein), (b) the Credit Agreement dated as of October 8, 1999 (as amended by the First Amendment to Credit Agreement and Equity Contribution Agreements dated as of December 14, 1999 and the Second Amendment to Credit Agreement dated as of November 16, 2000, the "CREDIT AGREEMENT") among Flag Atlantic Limited, a company organized and existing under the laws of Bermuda (the "COMPANY"), the banks and other financial institutions party thereto (the "LENDERS"), Barclays Bank Plc, as the administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, Dresdner Bank AG, New York Branch, as the documentation agent, Westdeutsche Landesbank Girozentrale, New York Branch, as the syndication agent and Barclays Capital, the lead arranger and (c) the other Financing Documents referred to therein.

          Each of the undersigned, in its capacity as (a) a Guarantor under the Subsidiary Guarantee Agreement in favor of the Secured Party for the Beneficiaries (as such term is defined in the Subsidiary Guarantee Agreement) and/or (b) a Grantor and/or Pledgor (as the case may be) under one or more of the following (i) the Company Security Agreement (U.S.) in favor of the Secured Party for the Lenders and Lender Counterparties (as such term is defined in the Company Security Agreement (U.S.), (ii) the Subsidiary Debenture from Flag Atlantic UK Limited in favor of the Administrative Agent, as trustee for the Secured Parties (the "Subsidiary Debenture"), (iii) the Subsidiary Assignment from Flag Atlantic France S.A.R.L. in favor of the Administrative Agent, as trustee for the Secured Parties (the "SUBSIDIARY ASSIGNMENT"), (iv) the Charge Over Bank Accounts from Flag Atlantic France S.A.R.L. in favor of the Administrative Agent for the Secured Parties (the "CHARGE OVER BANK ACCOUNTS"),
(v) the Shareholder Pledge Agreement in favor of the Administrative Agent as agent and representative of the Lenders and any Lender Counterparties (as therein defined), and (vi) the Charge Over Business from Flag Atlantic France S.A.R.L. in favor of the Administrative Agent for the Secured Parties (the "Charge Over Business") hereby consents to the execution, delivery and performance of the Amendment and confirms and agrees that:

          (A) each of the Subsidiary Guarantee Agreement, the Company Security Agreement (U.S.) , the Subsidiary Debenture, the Subsidiary Assignment, the Charge Over Bank Accounts, the Shareholder Pledge Agreement and the Charge Over Business and each of the other Financing Documents to which any of the undersigned is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Effective Date, except that, on and after the Effective Date, each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

          (B) as of the Effective Date, each of the Company Security Agreement (U.S.), the Subsidiary Debenture, the Subsidiary Assignment, the Charge Over Bank Accounts, the Shareholder Pledge Agreement and the Charge Over Business to which any of the undersigned is a party and all of the Collateral of such Person described therein does, and shall continue to, secure the payment of all of the Obligations.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

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          Delivery of an executed counterpart of a signature page of this
Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                   FLAG ATLANTIC UK LIMITED

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title: Attorney-in-Fact

                                   FLAG ATLANTIC FRANCE S.A.R.L.

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title: Attorney-in-Fact

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title: Attorney-in-Fact

                                   FLAG ATLANTIC USA LIMITED

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

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                                   FLAG ATLANTIC HOLDINGS LIMITED

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title: Attorney-in-Fact

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